Power of Attorney	March 28, 2008

The undersigned each hereby constitutes and appoints the following individuals: Robert Walstad, Laura Anderson, Peter Quist and Jacqueline Case, his attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-36324 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned each hereby constitutes and appoints the following individuals: Robert Walstad, Laura Anderson, Peter Quist and Jacqueline Case, his attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-25138 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned each hereby constitutes and appoints the following individuals: Robert Walstad, Laura Anderson, Peter Quist and Jacqueline Case, his attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-63306 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned each hereby constitutes and appoints the following individuals: Robert Walstad, Laura Anderson, Peter Quist and Jacqueline Case, his attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-85332 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned each hereby constitutes and appoints the following individuals: Robert Walstad, Laura Anderson, Peter Quist and Jacqueline Case, his attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-53698 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/Orlin W. Backes
Orlin W. Backes
Trustee/Director

/s/R. James Maxson
R. James Maxson
Trustee/Director

/s/Jerry M. Stai
Jerry M. Stai
Trustee/Director

/s/Peter A. Quist
Peter A. Quist
Director, Vice President, Secretary

/s/Robert E. Walstad
Robert E. Walstad
Trustee/Director, Chairman of the Board, Fund President